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                      (SEC File Nos. 033-36962 / 811-06175)


                               ECLIPSE FUNDS INC.

                                Indexed Bond Fund


                        Supplement dated October 11, 2001
                      to the Prospectus dated March 1, 2001


        Effective October 8, 2001, Brett Chappell and Eric Greenman have replaced Jefferson C. Boyce as portfolio manager of the Indexed Bond Fund. The following biographies are added to the section entitled "Know With Whom You're Investing -- Portfolio Managers": Biographies".

BRETT CHAPPELL, Mr. Chappell is Managing Director, Public Fixed Income Group. With over twelve years experience in the fixed income markets, Mr. Chappell has been with NYLIM and its predecessors for five years, managing a variety of fixed income portfolios. He came to the firm from Credit Suisse First Boston, where he worked in both institutional fixed income sales and fixed income portfolio strategies. Mr. Chappell holds a BA from Emory University and an MBA from the Fuqua School of Business at Duke University.

ERIC GREENMAN, Mr. Greenman is Vice President, Securities Investment Group. Mr. Greenman is responsible for the portfolio/index analytics on the public fixed income desk. He joined NYLIM in April 2001 from Fortis Inc. where he performed a similar function for two and a half years. Prior to Fortis, Eric spent three years at Chase Securities where he performed fixed income quantitative analysis, including the development of investment grade corporate indexes. Mr. Greenman holds a BS from Babson College, an MBA from Columbia University and is a Chartered Financial Analyst (CFA).